Exhibit 99.1

The Manitowoc Company Reports Third-Quarter 2018 Financial Results

Orders grow 22% year-over-year to $458.1 million; GAAP Operating Income increased by 72% year-over-year

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW), a leading global manufacturer of cranes and lifting solutions, today reported third-quarter GAAP operating income of $16.9 million, $21.5 million on an adjusted basis and diluted EPS (“DEPS”) on a GAAP basis of $0.32 and $0.20 on an adjusted basis.

Third-quarter orders of $458.1 million were up 22% from the comparable period in 2017.  Backlog totaled $700.2 million at September 30, 2018, up 50% from the third-quarter 2017.

Third-quarter 2018 net sales were $450.1 million versus $399.4 million in 2017; a year-over-year increase of 13%.  The increase was attributable to improved crane shipments across all regions, with the U.S. and Asia Pacific markets generating the majority of the increase.

The Company reported operating income of $16.9 million, $21.5 million on an adjusted basis, as compared to $9.8 million and $13.5 million in the prior year, respectively. Income from continuing operations of $11.5 million, or $0.32 per diluted share improved 19% over the third-quarter 2017.  Adjusted income from continuing operations(1) was $7.3 million, or $0.20 per diluted share, in the third-quarter 2018 versus $13.3 million, or $0.37 per diluted share, in 2017. Adjusted EBITDA(1) for the third-quarter was $30.5 million compared to $22.7 million last year, representing a $7.8 million or 34% improvement.

“The Manitowoc team continues to deliver excellent results with our sixth consecutive quarter of year-over-year adjusted EBITDA percentage improvement,” commented Barry L. Pennypacker, President and Chief Executive Officer of The Manitowoc Company, Inc. “Our operational progress using the principles of The Manitowoc Way continue to produce measurable improvements in a very competitive market environment.”

“We, as other industrial manufacturers, are not immune to supply chain challenges as well as significantly higher input costs,” continued Pennypacker.  “The team has done an excellent job of effectively managing through these headwinds, while maintaining our focus on delivering our financial commitments.”

Full-Year 2018 Guidance

Manitowoc’s full-year 2018 financial guidance is as follows:

•	Revenue – approximately $1.800 to $1.825 billion;
•	Adjusted EBITDA - approximately $105 to $115 million;
•	Depreciation - approximately $36 million;
•	Restructuring expense - approximately $11 to $13 million;
•	Capital expenditures - approximately $30 million; and
•	Income tax expense - approximately $14 to $16 million, excluding discrete items.

Investor Conference Call

On Tuesday, November 6th, 2018, at 10:00 a.m. ET (9:00 a.m. CT), The Manitowoc Company’s senior management will discuss its third-quarter 2018 earnings results during a live conference call for security analysts and institutional investors. A live audio webcast of the call, along with the related presentation, can be accessed in the Investor Relations section of Manitowoc’s website at www.manitowoc.com. A replay of the conference call will also be available at the same location on the website.

About The Manitowoc Company, Inc.

Founded in 1902, The Manitowoc Company, Inc. is a leading global manufacturer of cranes and lifting solutions with manufacturing, distribution, and service facilities in 20 countries. Manitowoc is recognized as one of the premier innovators and providers of crawler cranes, tower cranes, and mobile cranes for the heavy construction industry, which are complemented by a slate of industry-leading aftermarket product support services. In 2017, Manitowoc’s net sales totaled $1.6 billion, with over half generated outside the United States.

Footnote

(1)Non-GAAP adjusted net income (loss) (“adjusted net income (loss)”) and non-GAAP adjusted EBITDA (“adjusted EBITDA”) are financial measures that are not in accordance with GAAP. For a reconciliation to the comparable GAAP numbers please see schedule of “Non-GAAP Financial Measures” at the end of this press release. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance and is more useful in assessing management performance.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•	changes in economic or industry conditions generally or in the markets served by Manitowoc;
•

unanticipated changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies, and changes in demand for used lifting equipment;

•	unanticipated changes in revenues, margins, costs, and capital expenditures;
•	the ability to increase operational efficiencies across Manitowoc’s businesses and to capitalize on those efficiencies;
•	the ability to significantly improve profitability;
•	the risks associated with growth or contraction;
•	changes in raw material and commodity prices;
•	foreign currency fluctuation and its impact on reported results and hedges in place with Manitowoc;
•	the ability to focus on customers, new technologies, and innovation;
•	uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth; and
•	risks and factors detailed in Manitowoc's 2017 Annual Report on Form 10-K and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

THE MANITOWOC COMPANY, INC.

Unaudited Consolidated Financial Information

For the three and nine months ended September 30, 2018 and 2017

($ in millions, except share data)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net sales	$450.1	$399.4	$1,331.5	$1,099.8
Cost of sales	370.1	326.9	1,092.6	899.1
Gross profit	80.0	72.5	238.9	200.7
Operating costs and expenses:
Engineering, selling and administrative expenses	62.1	59.0	184.6	178.8
Asset impairment expense	—	—	0.4	—
Amortization of intangible assets	—	—	0.2	0.7
Restructuring expense	1.0	3.7	11.0	21.3
Total operating costs and expenses	63.1	62.7	196.2	200.8
Operating income (loss)	16.9	9.8	42.7	(0.1)
Other income (expense):
Interest expense	(9.9)	(9.6)	(29.3)	(29.4)
Amortization of deferred financing fees	(0.5)	(0.5)	(1.4)	(1.4)
Other income (expense) - net	(5.7)	(3.1)	(8.6)	(4.0)
Total other expense	(16.1)	(13.2)	(39.3)	(34.8)
Income (loss) from continuing operations before taxes	0.8	(3.4)	3.4	(34.9)
Benefit for taxes on income	(10.7)	(13.1)	(8.0)	(9.3)
Income (loss) from continuing operations	11.5	9.7	11.4	(25.6)
Discontinued operations:
Loss from discontinued operations, net of income taxes	—	(0.1)	(0.2)	(0.3)

Net income (loss)	$11.5	$9.6	$11.2	$(25.9)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations	$0.32	$0.27	$0.33	$(0.74)
Loss from discontinued operations, net of income taxes	—	—	(0.01)	—
BASIC INCOME (LOSS) PER COMMON SHARE	$0.32	$0.27	$0.32	$(0.74)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations	$0.32	$0.27	$0.32	$(0.74)
Loss from discontinued operations, net of income taxes	—	—	(0.01)	—
DILUTED INCOME (LOSS) PER COMMON SHARE	$0.32	$0.27	$0.31	$(0.74)

Weighted average shares outstanding - Basic	35,564,946	35,132,857	35,488,271	35,087,982
Weighted average shares outstanding - Diluted	35,928,327	35,834,295	35,935,093	35,087,982

In the first-quarter of 2018, the Company adopted Accounting Standards Update(“ASU”) 2017-07 “Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.” Under ASU 2017-07 the service component of pension costs is included in Engineering, Selling and Administrative expenses while the other components of pension costs are included in Other Income (Expense) – Net on the income statement. This ASU was applied retrospectively by adjusting the prior period financial statements.

MANITOWOC COMPANY, INC.

Unaudited Consolidated Financial Information

As of September 30, 2018 and December 31, 2017

($ in millions)

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$90.6	$123.0
Accounts receivable - net	157.3	179.2
Inventories - net	493.1	400.6
Notes receivable - net	20.0	31.1
Other current assets	55.6	56.5
Total current assets	816.6	790.4
Property, plant and equipment - net	283.9	303.7
Intangible assets - net	435.3	443.4
Other long-term assets	54.7	70.3
TOTAL ASSETS	$1,590.5	$1,607.8
LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$391.3	$375.8
Short-term borrowings and current portion of long-term debt	6.9	8.2
Product warranties	36.4	35.5
Customer advances	11.8	12.7
Product liabilities	20.1	20.8
Total current liabilities	466.5	453.0
Non-current liabilities:
Long-term debt	264.5	266.7
Other non-current liabilities	181.2	210.6
Total non-current liabilities	445.7	477.3
Stockholders’ equity	678.3	677.5
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,590.5	$1,607.8

MANITOWOC COMPANY, INC.

Unaudited Consolidated Financial Information

For the nine months ended September 30, 2018 and 2017

($ in millions)

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	Nine Months Ended September 30,
	2018	2017
Cash flows from operations:
Net income (loss)	$11.2	$(25.9)
Depreciation	27.2	29.1
Asset impairment expense	0.4	—
Other non-cash adjustments - net	7.7	6.5
Accounts receivable	(406.9)	(279.7)
Inventories	(106.3)	(37.4)
Notes receivable	18.0	15.0
Other assets	6.1	(8.5)
Accounts payable	44.8	36.4
Accrued expenses and other liabilities	(43.1)	(29.3)
Net cash used for operating activities of continuing operations	(440.9)	(293.8)
Net cash used for operating activities of discontinued operations	(0.2)	(0.3)
Net cash used for operating activities	(441.1)	(294.1)
Cash flows from investing:
Capital expenditures	(21.4)	(17.0)
Proceeds from fixed assets	12.2	6.7
Cash receipts on sold accounts receivable	421.9	259.9
Other	—	0.3
Net cash provided by investing activities of continuing operations	412.7	249.9
Net cash used for investing activities of discontinued operations	—	—
Net cash provided by investing activities	412.7	249.9
Cash flows from financing:
Proceeds from (payments on) long-term debt- net	(4.6)	2.5
Payments on notes financing - net	—	(3.6)
Exercise of stock options	2.5	3.7
Net cash provided by (used for) financing activities of continuing operations	(2.1)	2.6
Net cash provided by financing activities of discontinued operations	—	—
Net cash provided by (used for) financing activities	(2.1)	2.6
Effect of exchange rate changes on cash	(1.9)	1.0
Net decrease in cash, cash equivalents and restricted cash	$(32.4)	$(40.6)

In the first-quarter of 2018, the Company adopted ASU No. 2016-15 - “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments.” Under ASU 2016-15 cash collections related to the deferred purchase price from the Company’s accounts receivable securitization program are recorded as cash flows from investing. Previously, cash collections related to the deferred purchase price were recorded as cash flows from operating activities. This ASU was applied retrospectively by adjusting the prior period financial statements.

Non-GAAP Financial Measures

Non-GAAP Items

Non-GAAP adjusted income (loss) from continuing operations, non-GAAP adjusted EBITDA and non-GAAP adjusted operating cash flows are financial measures that are not in accordance with GAAP. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance and is more useful in assessing management performance.

Non-GAAP Adjusted Income (Loss) and Income (Loss) Per Share from Continuing Operations
($ in millions, except share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Income (loss) from continuing operations	$11.5	$9.7	$11.4	$(25.6)
Special items:
Asset impairment	—	—	0.4	—
Loss on long-term Dong Yue receivable	3.6	—	3.6	—
Restructuring expense	1.0	3.7	11.0	21.3
Pension settlement charge	4.5	—	4.5	—
Tax valuation allowance and one time tax items	(12.3)	—	(12.3)	—
Tax on special items	(1.0)	(0.1)	(1.5)	(0.1)
Non-GAAP adjusted income (loss) from continuing operations	$7.3	$13.3	$17.1	$(4.4)

Diluted income (loss) from continuing operations per share	$0.32	$0.27	$0.32	$(0.74)
Special items, net of tax:
Asset impairment	—	—	0.01	—
Loss on long-term Dong Yue receivable	0.10	—	0.10	—
Restructuring expense	0.03	0.10	0.31	0.61
Pension settlement charge	0.13	—	0.13	—
Tax valuation allowance and one time tax items	(0.38)	—	(0.39)	—
Diluted non-GAAP adjusted income (loss) per share from continuing operations	$0.20	$0.37	$0.48	$(0.13)

Non-GAAP Adjusted Operating Cash Flows
($ in millions, except share data)
	Nine Months Ended September 30,
	2018	2017
Net cash used for operating activities:	$(441.1)	$(294.1)
Cash receipts on sold accounts receivable	421.9	259.9
Non-GAAP adjusted operating cash flows:	(19.2)	(34.2)

Adjusted EBITDA and Non-GAAP Adjusted Operating Income (loss)

The company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, plus an addback of certain restructuring charges. The reconciliation of GAAP net income (loss) to adjusted EBITDA and adjusted operating income (loss) for the current and previous four quarters, as well as the trailing twelve months is as follows ($ in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,		Trailing Twelve
	2018	2017	2018	2017	Months
Income (loss) from continuing operations	$11.5	$9.7	$11.4	$(25.6)	$47.0
Interest expense and amortization of deferred financing fees	10.4	10.1	30.7	30.8	41.0
Provision (benefit) for taxes	(10.7)	(13.1)	(8.0)	(9.3)	(48.2)
Depreciation expense	9.0	9.2	27.2	29.1	36.2
Amortization of intangible assets	—	—	0.2	0.7	0.3
EBITDA	20.2	15.9	61.5	25.7	76.3
Restructuring expense	1.0	3.7	11.0	21.3	16.9
Asset impairment expense	—	—	0.4	—	0.5
Loss on long-term Dong Yue receivable	3.6	—	3.6	—	3.6
Other (income) expense - net (1)	5.7	3.1	8.6	4.0	11.5
Adjusted EBITDA	30.5	22.7	85.1	51.0	108.8
Depreciation expense	(9.0)	(9.2)	(27.2)	(29.1)	(36.2)
Non-GAAP adjusted operating income (loss)	21.5	13.5	57.9	21.9	72.6
Restructuring expense	(1.0)	(3.7)	(11.0)	(21.3)	(16.9)
Asset impairment expense	—	—	(0.4)	—	(0.5)
Loss on long-term Dong Yue receivable	(3.6)	—	(3.6)	—	(3.6)
Amortization of intangible assets	—	—	(0.2)	(0.7)	(0.3)
Other operating income (expense) - net	—	—	—	—	(0.1)
GAAP operating income (loss)	$16.9	$9.8	$42.7	$(0.1)	$51.2

Adjusted EBITDA margin percentage	6.8%	5.7%	6.4%	4.6%	6.0%
Non-GAAP adjusted operating income (loss) margin percentage	4.8%	3.4%	4.3%	2.0%	4.0%

(1)	Other (income) expense - net includes foreign currency translation adjustments, other components of net periodic pension costs and other miscellaneous items.

For more information:

Ion Warner

VP, Marketing and Investor Relations

+1 414-760-4805